BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$ 8,722	$ 9,120
Investment in BioCancell (Note 4)	85	397
Other current assets	25	14
Total current assets	8,832	9,531
Property and equipment, net	88
Total assets	8,920	9,531
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES (Note 9a)	184	128
Total current liabilities	184	128
COMMITMENTS AND CONTINGENT LIABILITIES (Note 5)
SHAREHOLDERS' EQUITY (Note 6):
Ordinary shares no par value - Authorized: 16,666,667 shares at December 31, 2013 and 2014; Issued: 10,345,912 at December 31, 2013 and 2014; Outstanding: 8,898,861 at December 31, 2013 and 2014.
Additional paid-in capital	146,721	146,711
Treasury shares, at cost, 1,447,051 Ordinary shares at December 31, 2013 and 2014	(1,065)	(1,065)
Accumulated deficit	(136,920)	(136,243)
Total shareholders' equity	8,736	9,403
Total liabilities and shareholders' equity	$ 8,920	$ 9,531